THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [**] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
Five (5)	See Block 16C		

6. ISSUED BY CODE

HHS/OS/ASPR/AMCG
330 Independence Avenue, SW
Room G640
Washington, DC 20201

7. ADMINISTERED BY *(If other than Item 6)* CODE

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

Novavax, Inc
9920 Belward Campus Drive
Rockville, MD 20850

CODE | FACILITY CODE

(X)

☐ 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

☒ 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201100012C

10B. DATED *(SEE ITEM 13)*
02/24/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
N/A

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

PURPOSE: 1) Revise ARTICLE B.2. to extend the base period of performance, and reallocation of CLINS, and 2) Revise ARTICLE G.3. Key Personnel.

The above numbered contract is hereby changed as reflected in the attached pages.

Total contract amount remains unchanged ($97,260,881).

Contract expiration date is changed from February 23, 2014 to (September 23, 2014).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
John A. Herrmann III, VP General Counsel		Dorothy McMillan	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[signature] (Signature of person authorized to sign)	21-Feb-2014	[signature] (Signature of Contracting Officer)	2/21/2014

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [**] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE CONTRACTOR AND THE GOVERNMENT MUTUALLY AGREE AS FOLLOWS:

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.2. CONTRACT LINE ITEM NUMBERS (CLINs), - paragraph (b), the CLINs for the Base Period are revised to support CLIN 0008 shortfall, and the transition of CLIN 0005B Scope from H5N1 to H7N9 as follows:

(b) Consideration and Payment (CPFF)

The base period is extended for a period of seven (7) months from February 24, 2014 to September 23, 2014 at no additional cost to the Government.

BASE PERIOD is changed from (36 Months to 43 Months) all as follows:

CLIN	SUPPLIES / SERVICES	QTY/UNIT	EST. COST	FIXED FEE	TOTAL EST. CPFF
0001	Product Development Plan (Milestone 1)	1 Job	[**]	[**]	[**]
0002	Clinical Development and Regulatory Plan (Milestone 2)	1 Job	[**]	[**]	[**]
0003	Manufacturing Facility Plan (Milestone 3)	1 Job	[**]	[**]	[**]
0004	Feasibility Plan (Milestone 4)	1 Job	[**]	[**]	[**]
0005A	Contractor Defined Milestones - Recombinant Seasonal Influenza Vaccine Milestones (Milestone 5A)	1 Job	[**]	[**]	[**]
0005B	Contractor Defined Milestones – Recombinant Pandemic Influenza Vaccine Milestones (Milestone 5B)	1 Job	[**]	[**]	[**]
0006	Draft Security Plan	[**]	[**]	[**]	[**]
0007	Final Security Plan -	[**]	[**]	[**]	[**]
0008	Technical Progress Reports (Including EVM) and Executive Summary	~~36~~ reports of each 43 [initials]	[**]	[**]	[**]
0009	Draft Final Report	[**]	[**]	[**]	[**]
0010	Final Report	1 Report	[**]	[**]	[**]

Contract No. HHSO100201100012C (Mod. #5)

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [**] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 3 SECTION G - CONTRACT ADMINISTRATION DATA ARTICLE G.3. KEY PERSONNEL, HHSAR 352.242-70 (JANUARY 2006), is revised as follows: The following individual(s) are removed as Key Personnel: Jane Halpern, Ph.D VP Regulatory Affairs and Quality Assurance Frederick W. Driscoll VP, Chief Financial Officer, Treasurer The following individual(s) are added as Key Personnel: Barclay “Buck” Phillips Sr. VP, Chief Financial Officer, Treasurer ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED Contract No. HHSO100201100012C (Mod. #5)